                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 15, 2007

                Corporate Asset Backed Corporation, on behalf of
              CABCO Series 2004-101 Trust (Goldman Sachs Capital I)
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          Delaware                     033-91744-05               22-3281571
(STATE OR OTHER JURISDICTION           (COMMISSION             (I.R.S. EMPLOYER
      OF INCORPORATION)                FILE NUMBER)          IDENTIFICATION NO.)

445 Broad Hollow Road
Suite 239
Melville, New York                                                       11747
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                              (ZIP CODE)

Registrant's telephone number, including area code: (631) 587-4700

________________________________________________________________________________
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Item 8.01. Other Events.

     This current report on Form 8-K relates to the quarterly distribution reported to the holders of CABCO Series 2004-101 Trust (Goldman Sachs Capital I) (the "Trust") Floating Rate Callable Certificates (the "Certificates") relating to the 6.345% Goldman Sachs Capital I Capital Securities due February 15, 2034 (the "GS Securities"), which was made on February 15, 2007.

     The Trust was created by the Trust Agreement, dated as of May 20, 2004, between Corporate Asset Backed Corporation, as the depositor (the "Depositor"), and U.S. Bank Trust National Association, as trustee (the "Trustee"), providing for the issuance of $150,000,000 aggregate certificate principal balance of Certificates. The Certificates do not represent obligations of or interests in the Depositor or the Trustee. The Certificates represent beneficial interests in the Trust. The Trust's assets consist primarily of $150,000,000 principal amount of the GS Securities, all payments on or collections in respect of the GS Securities due on and after May 20, 2004, and the rights of the Trust under the Swap Agreement, dated as of May 20, 2004, between the Trust and UBS AG, as the swap counterparty. The Goldman Sachs Group, Inc., the guarantor of the GS Securities, is subject to the informational requirements of the Securities Exchange Act of 1934, and in accordance with those requirements files periodic and current reports and other information (including financial information) with the Securities and Exchange Commission ("SEC") (File No. 001-14965). You may read and copy any reports, statements and other information filed by The Goldman Sachs Group, Inc. with the SEC (a) over the Internet at the SEC website at http://www.sec.gov containing reports, proxy statements and other information regarding registrants that file electronically with the SEC and (b) at the SEC's public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. You can also request copies of these documents upon payment of a copying fee, by writing to the SEC's public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at (800) SEC-0330 for further information on The Goldman Sachs Group, Inc. and please refer to these periodic and current reports filed with the SEC.

Item 9.01. Financial Statements and Exhibits.

     (c)  Exhibits.

     99.1 Trustee's Distribution Report with respect to the February 15, 2007 Distribution Date for the CABCO Series 2004-101 Trust (Goldman Sachs Capital I).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        CORPORATE ASSET BACKED CORPORATION, as
                                        Depositor of CABCO Series 2004-101 Trust
                                        (Goldman Sachs Capital I)


                                        By: /s/ Robert D. Vascellaro
                                            ------------------------------------
                                        Name: Robert D. Vascellaro
                                        Title: Vice President

Date: February 28, 2007

                                  EXHIBIT INDEX

Exhibit

99.1 Trustee's Distribution Report with respect to the February 15, 2007 Distribution Date for the CABCO Series 2004-101 Trust (Goldman Sachs Capital I).